UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	1-34392	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York 12110
 (Address of Principal Executive Offices) (Zip Code)

(518) 782-7700
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 18, 2019, Plug Power Inc. (the “Company”) will conduct a business update presentation that will be accessible by webcast. A copy of the slide presentation that will be used during the presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Among other things, the presentation conveys certain of the Company’s expectations regarding full-year 2019 results, its five-year growth plan, future growth in revenue, gross billings, gross margin, operating income, adjusted EBITDA, annual system shipments, hydrogen fuel sales and fueling stations, market size for products, total GenDrive deployments, customer base and systems for delivery vans, expansion into new markets, expansion with existing customers, reductions in material costs and operating expenses, increased fuel cell stack life, reductions in stack cost, size and weight, and increased utilization of manufacturing capacity.

A reconciliation of the non-GAAP measures used in the presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 18, 2019, the Company issued a press release announcing, among other things, certain business updates, including the Company’s new five-year plan. A copy of the press release is being furnished as Exhibit 99.3 to this Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Presentation of Plug Power Inc. dated September 18, 2019
99.2	Reconciliation of non-GAAP measures
99.3	Press Release, dated September 18, 2019, issued by Plug Power Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: September 18, 2019	By:	/s/ Paul Middleton
Paul Middleton
Chief Financial Officer